February 14, 2019

DBX ETF TRUST

Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF

(the “Fund”)

Important Notice Regarding Change in Fund Name, Investment Objective and Investment
Policies

Supplement to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, each dated September 28, 2018, and as each may be supplemented from time to time

Effective on or about February 22, 2019 (rather than February 19, 2019, per notification previously provided; such new date being the “Effective Date”), Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF’s name will change to Xtrackers International Real Estate ETF. At that time, the Fund will change its current investment objective of seeking investment results that correspond generally to the performance, before fees and expenses, of the MSCI Asia Pacific ex Japan US Dollar Hedged Index. Instead, the Fund will seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the STOXX Developed and Emerging Markets ex USA Total Market Real Estate Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. So long as and to the extent it is required by applicable law, the Fund will not change its new policy to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Underlying Index, unless it provides shareholders with at least 60 days’ written notice of such change. The current portfolio management team will continue to manage the Fund’s assets after the Effective Date.

Additionally, the Fund’s Board of Trustees approved changes to the Fund’s investment policies, which will also take effect on the Effective Date, such that the Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate securities of issuers from countries outside the United States. In addition, the Fund’s Board of Trustees approved changes to the Fund’s investment policies, which will also take effect on the Effective Date, such that the Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

In addition, the Board of Trustees has approved an expense limitation agreement for the Fund. Prior to the Effective Date, the Fund had a unitary management fee of 0.60%. As of the Effective Date, DBX Advisors LLC has agreed, for a period of one year, to waive fees and/or reimburse expenses to the extent necessary to prevent the operating expenses of the Fund (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) from exceeding 0.12% of the Fund’s average daily net assets annually.

Please retain this supplement for future reference.